AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	First Quarter		Percent
	2024	2023	Change
Operating Revenues
Service	$24,842	$24,617	0.9%
Equipment	5,186	5,522	(6.1)%
Total Operating Revenues	30,028	30,139	(0.4)%

Operating Expenses
Cost of revenues
Equipment	5,143	5,658	(9.1)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,811	6,673	2.1%
Selling, general and administrative	7,021	7,175	(2.1)%
Asset impairments and abandonments and restructuring	159	—	—%
Depreciation and amortization	5,047	4,631	9.0%
Total Operating Expenses	24,181	24,137	0.2%
Operating Income	5,847	6,002	(2.6)%
Interest Expense	1,724	1,708	0.9%
Equity in Net Income of Affiliates	295	538	(45.2)%
Other Income (Expense) — Net	451	935	(51.8)%
Income Before Income Taxes	4,869	5,767	(15.6)%
Income Tax Expense	1,118	1,314	(14.9)%
Net Income	3,751	4,453	(15.8)%
Less: Net Income Attributable to Noncontrolling Interest	(306)	(225)	(36.0)%
Net Income Attributable to AT&T	$3,445	$4,228	(18.5)%
Less: Preferred Stock Dividends	(50)	(52)	3.8%
Net Income Attributable to Common Stock	$3,395	$4,176	(18.7)%

Basic Earnings Per Share Attributable to Common Stock	$0.47	$0.58	(19.0)%
Weighted Average Common Shares Outstanding (000,000)	7,192	7,168	0.3%
Diluted Earnings Per Share Attributable to Common Stock	$0.47	$0.57	(17.5)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,193	7,474	(3.8)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Mar. 31,	Dec. 31,
	2024	2023
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$3,520	$6,722
Accounts receivable – net of related allowances for credit loss of $463 and $499	9,577	10,289
Inventories	2,127	2,177
Prepaid and other current assets	15,221	17,270
Total current assets	30,445	36,458
Property, Plant and Equipment – Net	127,851	128,489
Goodwill – Net	67,854	67,854
Licenses – Net	127,423	127,219
Other Intangible Assets – Net	5,281	5,283
Investments in and Advances to Equity Affiliates	891	1,251
Operating Lease Right-Of-Use Assets	20,668	20,905
Other Assets	19,015	19,601
Total Assets	$399,428	$407,060
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$7,060	$9,477
Accounts payable and accrued liabilities	31,973	35,852
Advanced billings and customer deposits	3,713	3,778
Dividends payable	2,088	2,020
Total current liabilities	44,834	51,127
Long-Term Debt	125,704	127,854
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,820	58,666
Postemployment benefit obligation	8,743	8,734
Operating lease liabilities	17,291	17,568
Other noncurrent liabilities	23,441	23,696
Total deferred credits and other noncurrent liabilities	108,295	108,664
Redeemable Noncontrolling Interest	1,975	1,973
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	111,599	114,519
Retained (deficit) earnings	(1,570)	(5,015)
Treasury stock	(15,277)	(16,128)
Accumulated other comprehensive income	2,167	2,300
Noncontrolling interest	14,080	14,145
Total stockholders’ equity	118,620	117,442
Total Liabilities and Stockholders’ Equity	$399,428	$407,060

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	First Quarter
	2024	2023
Operating Activities
Net income	$3,751	$4,453
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,047	4,631
Provision for uncollectible accounts	472	477
Deferred income tax expense	479	529
Net (gain) loss on investments, net of impairments	201	(93)
Pension and postretirement benefit expense (credit)	(471)	(670)
Asset impairments and abandonments and restructuring	159	—
Changes in operating assets and liabilities:
Receivables	512	620
Other current assets	629	364
Accounts payable and other accrued liabilities	(3,497)	(3,409)
Equipment installment receivables and related sales	24	(243)
Deferred customer contract acquisition and fulfillment costs	103	(22)
Postretirement claims and contributions	(54)	(89)
Other - net	192	130
Total adjustments	3,796	2,225
Net Cash Provided by Operating Activities	7,547	6,678

Investing Activities
Capital expenditures	(3,758)	(4,335)
Acquisitions, net of cash acquired	(211)	(291)
Dispositions	8	15
Distributions from DIRECTV in excess of cumulative equity in earnings	194	774
(Purchases), sales and settlements of securities and investments - net	1,079	19
Other - net	(273)	—
Net Cash Used in Investing Activities	(2,961)	(3,818)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	1,933	(536)
Issuance of other short-term borrowings	491	3,627
Repayment of other short-term borrowings	(1,996)	—
Issuance of long-term debt	—	3,366
Repayment of long-term debt	(4,685)	(5,945)
Repayment of note payable to DIRECTV	—	(130)
Payment of vendor financing	(841)	(2,113)
Purchase of treasury stock	(157)	(188)
Issuance of treasury stock	—	3
Dividends paid	(2,034)	(2,014)
Other - net	(526)	219
Net Cash Used in Financing Activities	(7,815)	(3,711)
Net increase (decrease) in cash and cash equivalents and restricted cash	(3,229)	(851)
Cash and cash equivalents and restricted cash beginning of year	6,833	3,793
Cash and Cash Equivalents and Restricted Cash End of Period	$3,604	$2,942

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	First Quarter	Percent
2024	2023	Change
Capital expenditures
Purchase of property and equipment	$3,721	$4,291	(13.3)%
Interest during construction	37	44	(15.9)%
Total Capital Expenditures	$3,758	$4,335	(13.3)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%
Spectrum acquisitions	145	63	—%
Interest during construction - spectrum	66	228	(71.1)%
Total Acquisitions	$211	$291	(27.5)%

Cash paid for interest	$2,077	$1,971	5.4%

Cash paid for income taxes, net of (refunds)	$(9)	$10	—%

Dividends Declared per Common Share	$0.2775	$0.2775	—%

End of Period Common Shares Outstanding (000,000)	7,170	7,149	0.3%
Debt Ratio	52.4%	55.9%	(350)	BP
Total Employees	148,290	157,790	(6.0)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	First Quarter		Percent
	2024	2023	Change
Segment Operating Revenues
Mobility	$20,594	$20,582	0.1%
Business Wireline	4,913	5,331	(7.8)%
Consumer Wireline	3,350	3,239	3.4%
Total Segment Operating Revenues	28,857	29,152	(1.0)%

Segment Operating Income
Mobility	6,468	6,271	3.1%
Business Wireline	64	378	(83.1)%
Consumer Wireline	213	94	—%
Total Segment Operating Income	$6,745	$6,743	—%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,		Percent
	2024	2023	Change
Broadband Connections
Broadband	15,143	15,061	0.5%
DSL	191	284	(32.7)%
Total Broadband Connections	15,334	15,345	(0.1)%

Voice Connections
Retail Consumer Switched Access Lines	3,934	4,938	(20.3)%
Consumer VoIP Connections	2,467	2,835	(13.0)%
Total Retail Consumer Voice Connections	6,401	7,773	(17.7)%

	First Quarter		Percent
	2024	2023	Change
Broadband Net Additions
Broadband	65	(14)	—%
DSL	(19)	(27)	29.6%
Total Broadband Net Additions	46	(41)	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	First Quarter	Percent
2024	2023	Change
Operating Revenues
Service	$15,994	$15,483	3.3%
Equipment	4,600	5,099	(9.8)%
Total Operating Revenues	20,594	20,582	0.1%

Operating Expenses
Operations and support	11,639	12,213	(4.7)%
Depreciation and amortization	2,487	2,098	18.5%
Total Operating Expenses	14,126	14,311	(1.3)%
Operating Income	$6,468	$6,271	3.1%

Operating Income Margin	31.4%	30.5%	90	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,	Percent
2024	2023	Change
Mobility Subscribers
Postpaid	87,450	85,421	2.4%
Postpaid phone	71,558	70,049	2.2%
Prepaid	19,211	19,200	0.1%
Reseller	7,852	6,192	26.8%
Total Mobility Subscribers[1]	114,513	110,813	3.3%
[1]Effective with our first-quarter 2024 reporting, we have removed connected devices from our total Mobility subscribers, consistent with industry standards and our key performance metrics. Connected devices include data-centric devices such as session-based tablets, monitoring devices and primarily wholesale automobile systems.

First Quarter	Percent
2024	2023	Change
Mobility Net Additions
Postpaid Phone Net Additions	349	424	(17.7)%
Total Phone Net Additions	350	464	(24.6)%

Postpaid	389	542	(28.2)%
Prepaid	1	40	(97.5)%
Reseller	351	108	—%
Total Mobility Net Additions[1]	741	690	7.4%

Postpaid Churn	0.89%	0.99%	(10) BP
Postpaid Phone-Only Churn	0.72%	0.81%	(9) BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, as well as our fixed wireless access product and traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	First Quarter	Percent
2024	2023	Change
Operating Revenues
Service	$4,700	$5,200	(9.6)%
Equipment	213	131	62.6%
Total Operating Revenues	4,913	5,331	(7.8)%

Operating Expenses
Operations and support	3,487	3,623	(3.8)%
Depreciation and amortization	1,362	1,330	2.4%
Total Operating Expenses	4,849	4,953	(2.1)%
Operating Income	$64	$378	(83.1)%

Operating Income Margin	1.3%	7.1%	(580)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services to residential customers in select locations and our fixed wireless access product that provides home internet services. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	First Quarter			Percent
	2024	2023		Change
Operating Revenues
Broadband	$2,722	$2,527		7.7%
Legacy voice and data services	342	396		(13.6)%
Other service and equipment	286	316		(9.5)%
Total Operating Revenues	3,350	3,239		3.4%

Operating Expenses
Operations and support	2,256	2,284		(1.2)%
Depreciation and amortization	881	861		2.3%
Total Operating Expenses	3,137	3,145		(0.3)%
Operating Income	$213	$94		—%

Operating Income Margin	6.4%	2.9%	350	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2024	2023		Change
Broadband Connections
Total Broadband and DSL Connections	13,930	13,949		(0.1)%
Broadband[1]	13,784	13,730		0.4%
Fiber Broadband Connections	8,559	7,487		14.3%

Voice Connections
Retail Consumer Switched Access Lines	1,553	1,921		(19.2)%
Consumer VoIP Connections	1,869	2,212		(15.5)%
Total Retail Consumer Voice Connections	3,422	4,133		(17.2)%
[1] Includes AT&T Internet Air

	First Quarter			Percent
	2024	2023		Change
Broadband Net Additions
Total Broadband and DSL Net Additions	40	(42)		—%
Broadband Net Additions[1]	55	(23)		—%
Fiber Broadband Net Additions	252	272		(7.4)%
[1] Includes AT&T Internet Air

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	First Quarter			Percent
	2024	2023		Change
Operating Revenues
Wireless service	$690	$591		16.8%
Wireless equipment	373	292		27.7%
Total Segment Operating Revenues	1,063	883		20.4%

Operating Expenses
Operations and support	883	738		19.6%
Depreciation and amortization	177	175		1.1%
Total Segment Operating Expenses	1,060	913		16.1%
Operating Income (Loss)	$3	$(30)		—%

Operating Income Margin	0.3%	(3.4)%	370	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	March 31,			Percent
	2024	2023		Change
Mexico Wireless Subscribers
Postpaid	5,352	4,973		7.6%
Prepaid	16,742	16,146		3.7%
Reseller	365	494		(26.1)%
Total Mexico Wireless Subscribers	22,459	21,613		3.9%

	First Quarter			Percent
	2024	2023		Change
Mexico Wireless Net Additions
Postpaid	116	49		—%
Prepaid	79	(58)		—%
Reseller	(52)	19		—%
Total Mexico Wireless Net Additions	143	10		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
March 31, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,594	$11,639	$8,955	$2,487	$6,468
Business Wireline	4,913	3,487	1,426	1,362	64
Consumer Wireline	3,350	2,256	1,094	881	213
Total Communications	28,857	17,382	11,475	4,730	6,745
Latin America - Mexico	1,063	883	180	177	3
Segment Total	29,920	18,265	11,655	4,907	6,748
Corporate and Other
Corporate:
DTV-related retained costs	—	134	(134)	120	(254)
Parent administration support	—	392	(392)	1	(393)
Securitization fees	26	165	(139)	—	(139)
Value portfolio	82	26	56	4	52
Total Corporate	108	717	(609)	125	(734)
Certain significant items	—	152	(152)	15	(167)
Total Corporate and Other	108	869	(761)	140	(901)
AT&T Inc.	$30,028	$19,134	$10,894	$5,047	$5,847

March 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,582	$12,213	$8,369	$2,098	$6,271
Business Wireline	5,331	3,623	1,708	1,330	378
Consumer Wireline	3,239	2,284	955	861	94
Total Communications	29,152	18,120	11,032	4,289	6,743
Latin America - Mexico	883	738	145	175	(30)
Segment Total	30,035	18,858	11,177	4,464	6,713
Corporate and Other
Corporate:
DTV-related retained costs	—	169	(169)	144	(313)
Parent administration support	(9)	374	(383)	1	(384)
Securitization fees	19	121	(102)	—	(102)
Value portfolio	94	28	66	5	61
Total Corporate	104	692	(588)	150	(738)
Certain significant items	—	(44)	44	17	27
Total Corporate and Other	104	648	(544)	167	(711)
AT&T Inc.	$30,139	$19,506	$10,633	$4,631	$6,002